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                            Prudential Mutual Funds

                       Supplement dated January 4, 1999

The following information supplements the Section entitled 'Investment Objective and Policies' in the Statement of Additional Information:

Euro
    On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the 'euro' as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

    The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Funds' service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.
    The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.
    The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expense relating to these actions.
    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this Supplement relates.

                                                      Statement of Additional
Name of Fund                                          Information Date
---------------------------------------------------   ---------------------------------------------
Global Utility Fund, Inc.                             November 27, 1998
Nicholas-Applegate Fund, Inc.                         March 4, 1998
Prudential Developing Markets Fund                    June 26, 1998
Prudential Diversified Bond Fund, Inc.                March 4, 1998
Prudential Diversified Funds                          October 5, 1998
Prudential Europe Growth Fund, Inc.                   July 1, 1998
Prudential Global Genesis Fund, Inc.                  July 31, 1998
Prudential Global Limited Maturity Fund, Inc.         December 30, 1997
Prudential High Yield Fund, Inc.                      March 3, 1998
Prudential High Yield Total Return Fund, Inc.         March 16, 1998
Prudential Index Series Fund                          November 30, 1998
Prudential Intermediate Global Income Fund, Inc.      March 4, 1998

                                                      Statement of Additional
Name of Fund                                          Information Date
---------------------------------------------------   ---------------------------------------------
Prudential International Bond Fund, Inc.              March 4, 1998
The Prudential Series Fund, Inc.                      May 1, 1998
Prudential Natural Resources Fund, Inc.               July 31, 1998
Prudential World Fund, Inc.                           January 7, 1998
The Global Total Return Fund, Inc.                    March 4, 1998
The Target Portfolio Trust                            May 1, 1998

MF980C-10 (12/31/98)